Operator Opening: Good day, and welcome to the ProPetro Holding Corp. Third Quarter 2025 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you, and good morning. We appreciate your participation in today’s call. With me are Chief Executive Officer, Sam Sledge; Chief Financial Officer, Caleb Weatherl; President & Chief Operating Officer, Adam Munoz, and President of PROPWR, Travis Simmering. This morning, we released our earnings results for the third quarter of 2025. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt. Good morning, everyone and thank you for joining us today. In the third quarter, ProPetro once again demonstrated resilience despite continued uncertainty in the broader energy markets — driven by tariffs and rising OPEC+ production. Our operational and financial results proved that the strategy we’ve put in place is working. Our focus on capital-light assets and investments and our company’s industrialized operating model helped us achieve another quarter of free cash flow generation in our completions business in an industry that has experienced stagnation. To put this into perspective, we still believe approximately 70 full-time frac fleets are currently operating in the Permian as compared to approximately 90 to 100 fleets at the beginning of the year. This demonstrates the depressed activity levels in the completions market in the Permian Basin and is also indicative of the larger slowdown across the energy markets. Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 1 EXHIBIT 99.3

However, we are proud of the efforts we’ve made to implement a system focused on reactive cost reductions and flexible capital expenditures that allows our legacy completions business to generate sustainable free cash flow even during challenging periods like this. With this sustainable cash flow, ProPetro is able to support and help fuel growth in our PROPWR℠ segment. As we stated last quarter, we expect the challenging operating environment to continue into at least the first half of next year as impacts from tariffs and OPEC+ production increases drive further uncertainty across the energy markets. That being said, we believe that ProPetro is in a great position to continue to navigate the market as we execute on our plans and ensure we remain disciplined in our approach. We’ve built, and continued to reinforce, the foundation of our business by making strategic, capital light investments in the future of ProPetro with PROPWR and our FORCE® electric fleets taking priority. We’re controlling what we can control and have rigorously analyzed our costs across the business and taken decisive action to implement reductions where needed. We’ve also implemented measures to help us react quickly to any significant changes in activity levels as we continue to serve our first-class customers. All these measures have put ProPetro in a position of strength in the Permian. Led and operated by our first-class team, we believe that even if the market further weakens, we’ll continue to keep our strong performance. As you are all aware, pricing discipline has softened at the lower end of the market, particularly among subscale frac providers. Fortunately, these operators now represent a much smaller portion of the market than in previous cycles. While we had opportunities to keep virtually all of our fleets active, we proactively chose to idle certain fleets, rather than run our fleets at sub- economic levels, preserving them for more favorable market conditions in the future. The smaller and less disciplined companies are struggling to sustain returns at these undisciplined prices, which over time favors well-capitalized providers like ProPetro that have next-generation assets and industry-leading efficiencies. We are well positioned for this reality, with a strong balance sheet, deep relationships with first-class customers and a culture anchored in safety and performance. I firmly believe that market cycles present valuable opportunities, and we are committed to emerging from this period even stronger — in a completions market that will be healthier and more balanced from a supply and demand perspective, due to accelerated attrition among lower-tier competitors. Before I dive into an overview of our results for the quarter, I want to discuss the strategic actions we’re taking to support resilient financials. Recently, we secured an additional contract for one frac fleet, increasing our total to seven contracted fleets, which includes two large simul frac fleets. Approximately 75% of our fleet now consists of next-generation gas-burning Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 2 EXHIBIT 99.3

equipment. Of our active hydraulic horsepower, approximately 70% is committed under long- term contracts. Over time, we plan to continue to allocate capital to our FORCE® electric equipment, given its high demand, successful contracts, and commercial leverage, which we expect will further de- risk future earnings. That said, before ordering additional FORCE® equipment, we need additional visibility into customer demand and growth to justify those investments. On the PROPWR front, we’re very excited about the significant progress we've made over the past several months, including the deployment of our first assets in the field, where we have observed excellent operational efficiency and reliability. Furthermore, as announced earlier this week, we secured a long-term contract to commit approximately 60 megawatts to support a hyperscaler’s data center in the Midwest region of the United States, marking our entry into the data center power market. This builds on our previously announced inaugural contract last quarter, which committed 80 megawatts over a 10-year term to a distributed oilfield microgrid installation. Additionally, during the quarter, we signed another in-field power contract to support production operations for a Permian E&P customer. We are also in advanced negotiations and deployment planning for a long-term 70 megawatt agreement with a large Permian E&P operator that is expected to include asset deployments before year-end and will support a turnkey distributed microgrid installation. In total, we now have over 150 megawatts contracted, with expectations to reach at least 220 megawatts contracted by the end of the year. While we are pleased with both our current contracts and those nearing completion, we are even more optimistic about future growth. Given the accelerating demand for power, our active commercial pipeline, and the expansion and extension opportunities available with our existing customers, we believe we are poised to deepen existing relationships, expand our reach to new partners and drive substantial long-term growth. To support our expanding commercial pipeline, we’ve placed orders for an additional 140 megawatts of equipment, bringing our total delivered or on-order capacity to 360 megawatts. We expect all units to be delivered by early 2027, with contracts expected to be in place ahead of delivery. Thanks to our strong relationships with supply chain partners, we are well positioned to order additional capacity and anticipate 750 megawatts delivered by year-end 2028. Notably, we have also included additional 5-year growth guidance for PROPWR in our updated investor presentation deck. We currently estimate that the total cost of this equipment, including the balance of plant, will average approximately $1.1 million per megawatt. To help fund this growth, we have executed a letter of intent for a $350 million leasing facility with an investment-grade partner experienced in power generation financing. In today’s challenging completions market, access to external capital is critical for scaling our power business. We will utilize this facility judiciously, drawing funds only as necessary to accelerate or expand projects. With long-term take-or-pay contracts, durable assets, and robust expected Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 3 EXHIBIT 99.3

returns, we believe PROPWR is well positioned to leverage debt effectively in a disciplined as needed manner to pursue its growth objectives. This is still just the beginning for PROPWR. Our momentum in securing customer commitments continues, and we are actively negotiating additional long-term contracts. The demand for reliable, low-emission power solutions is accelerating, and we believe we are well- positioned to capture this opportunity. Looking ahead, we intend to grow in our oilfield power projects, while also seeking to further expand in the data center arena given the significant build out underway in that sector. We see clear potential not just to grow, but to multiply our installed capacity, with expectations of one gigawatt or greater by 2030. Caleb will discuss our financial results in more detail in a moment, but I wanted to highlight that despite the activity headwinds I’ve discussed, which led to ProPetro idling 3 fleets from the second quarter, our team responded quickly and continued to set the standard for operational excellence and efficiency. We have taken a disciplined and aggressive approach to cost controls, particularly regarding maintenance capital spending, which was a key factor to sustaining free cash flow. While we had to take steps to rationalize operating expenses given lower activity levels, pricing remained relatively stable as we continued to be disciplined on price. Running our fleets at sub-economic levels would damage our ability to ensure we are best prepared to capitalize on future opportunities as market conditions improve and rapid deployment is needed. Therefore, we will remain disciplined. Going forward, and as I mentioned briefly above, near term demand visibility in the completions market remains limited and we expect the challenging operating environment to persist into 2026. That said, we like what we are seeing for our currently active fleets and expect to maintain 10 to 11 active fleets in the fourth quarter with normal holiday seasonality effects. However, the Company anticipates a sequential improvement in the PROPWR segment, which should help offset holiday impacts and bolster margins. Looking ahead, and under current market conditions, the Company expects to sustain at least this level of frac fleet activity into 2026. Fortunately, ProPetro is in a great position with a strong balance sheet, a refreshed next- generation asset base, and first-class customers. We are excited to continue investing in PROPWR, our key growth engine, which is set to make a significant impact starting in 2026. Our achievements are a direct result of the unwavering dedication and support of our outstanding team. With that, I’ll turn the call over to Caleb. Caleb Weatherl - Chief Financial Officer: Thanks, Sam and good morning everyone. Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 4 EXHIBIT 99.3

As Sam mentioned, the third quarter again demonstrated the industrialized and resilient nature of ProPetro. We‘re proud of the work we did to generate free cash flow in our completions segment and the significant progress made in our PROPWR business — including securing a letter of intent for a flexible financing agreement that will help enable future growth in our PROPWR business. Through the quarter we took targeted actions to optimize costs from legacy completions operations; this has helped us navigate challenging market dynamics and position ProPetro for success in this part of the cycle. Looking at the income statement, financial performance across the third quarter was buoyant despite overall activity levels decreasing from the second quarter. This strength is an indicator of our differentiated service offering, our strong customer base, focus on the Permian, operational excellence and ability to quickly remove costs from the business. ProPetro generated total revenue of $294 million, a decrease of 10%, as compared to the prior quarter. Net loss totaled $2 million, or $0.02 loss per diluted share, compared to net loss of $7 million, or $0.07 loss per diluted share, for the second quarter of 2025. Adjusted EBITDA totaled $35 million, was 12% of revenue and decreased 29% compared to the prior quarter. This includes the lease expense related to our electric fleets of $15 million. Net cash provided by operating activities and net cash used in investing activities as shown on the statement of cash flows, were $42 million and $43 million, respectively. Free cash flow for our completions business was $25 million. As Sam mentioned, our legacy completions business continues to generate sustainable free cash flow. Although activity and related revenue declined from the second to the third quarter, we effectively optimized our completions capex — primarily because our completions business is expected to remain in maintenance mode for the foreseeable future, with very disciplined allocation to growth capex. This demonstrates what we have consistently communicated over the past several years: even in today’s challenging market environment, we operate with the consistency and reliability expected of a mature, industrialized enterprise. During the third quarter, capital expenditures paid were $44 million and capital expenditures incurred were $98 million, including approximately $20 million primarily supporting maintenance in the Company's completions business and approximately $79 million supporting its PROPWR orders. During the quarter, some of the PROPWR spending was accelerated, as our supply chain partners have consistently delivered equipment efficiently and on time or ahead of schedule, allowing us to meet customer demand sooner than expected. Notably, the difference between incurred and paid capital expenditures is primarily comprised of PROPWR- related capital expenditures that have been financed and paid directly by the financing partner and unpaid capital expenditures included in accounts payable and accrued liabilities. We will continue to evaluate the market and scale capex as activity demands, but as we sit here right now, the Company anticipates full-year 2025 capital expenditures incurred to be Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 5 EXHIBIT 99.3

between $270 million and $290 million, down from the $270 million to $310 million range highlighted in the Company’s second quarter earnings report. Of this, the completions business is now expected to account for $80 million to $100 million, a reduction from last quarter's guidance given the realized decline in completions activity and the ongoing cost optimization efforts. Additionally, the Company now expects to incur approximately $190 million in 2025 for its PROPWR business, due to accelerated delivery schedules and down payments to support additional orders. In 2026, capital expenditures for PROPWR are projected to be between $200 million and $250 million, depending on further accelerated delivery schedules and additional orders. This outlook is based on the current 360 megawatts of PROPWR equipment on order, with plans to reach a total of approximately 750 megawatts delivered by year-end 2028. While these PROPWR capital expenditure estimates reflect the total cost of the equipment, they do not account for the impact of financing arrangements, which are expected to reduce the near-term actual cash outflows or cash capex required from the Company. Cash and liquidity continue to remain healthy. As of September 30, 2025, total cash was $67 million and borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the third quarter of 2025 was $158 million including cash and $91 million of available capacity under the ABL Credit Facility. Lastly, we’ll continue to take a disciplined approach when it comes to deploying capital as we look to remain flexible and dynamic, providing us with the ability to pivot between our key priorities and allocate capital to the highest return opportunity. Regarding the $350 million lease financing facility we have agreed to terms on via a letter of intent, I want to again reiterate that this facility is designed to maximize our financial flexibility, enabling us to draw funds only as needed to accelerate or scale PROPWR projects. We intend to be highly disciplined in how we utilize this facility, ensuring we preserve a healthy balance sheet while also supporting our continued growth in PROPWR. We expect that effective use of this facility will accelerate returns for shareholders and help us achieve our long-term growth objectives more rapidly. Sam, back over to you. Sam Sledge - Chief Executive Officer: Thanks, Caleb. The work we’ve done and the investments we’ve made over the past few years have reshaped ProPetro. Today, we are a dynamic company, well positioned not just to survive, but to thrive. Resiliency is at the core of our business, as demonstrated by our ability to successfully navigate market cycles throughout the company’s 20-year history while continually evolving into the modern organization we are today. While we did report lower revenue this quarter, we also demonstrated our nimbleness in reacting to market conditions, successfully maintaining strong free cash flow in our completions business. Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 6 EXHIBIT 99.3

We’ve proven that our business is sustainable through cycles as our legacy completions business helps fuel the growth of PROPWR. As demand for power generation continues to ramp, ProPetro will continue to benefit. We’re already seeing strong commercial wins, capitalizing on existing demand by ordering more generation capacity, and positioning the business for future success by obtaining flexible financing that will enable future growth. We will continue to execute on our strategy that has allowed us to proactively respond to changing market conditions in a decisive and effective way. The benefits of this approach are evident in our recent results. Despite the challenges currently facing our industry, we remain confident in our strategy and the future of ProPetro. We have positioned ourselves for success through several key strengths, including our best-in-class team whose dedication and exceptional effort set us apart each and every day. I want to thank them for the performance we delivered this quarter as they give me and our leadership team the confidence to continue pursuing our strategy. Operator, we will now open the call to questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the new business line, Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 7 EXHIBIT 99.3

including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Third Quarter 2025 Earnings Call Scripted Remarks October 29, 2025, 8:00 am CT 8 EXHIBIT 99.3